LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED DECEMBER 1, 2008

TO THE PROSPECTUS

OF

LEGG MASON PARTNERS VARIABLE MONEY MARKET PORTFOLIO

DATED, FEBRUARY 28, 2008

The following supplements, and replaces any contrary information in, the Fund’s Prospectus and replaces the Supplement to the Prospectus dated October 27, 2008.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

In October 2008, the fund enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). The Guarantee Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009. The fund has elected to participate in this extension.

Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the Guarantee Program is currently scheduled to terminate on April 30, 2009, but may be further extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Guarantee Program beyond April 30, 2009, the Board of Trustees of the fund will consider whether to continue to participate.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.025% of the fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program beyond April 30, 2009, would require payment of an additional fee, although there can be no assurance that any fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

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